Exhibit 99.1

Universal Hospital Services, Inc. Investor Presentation 2010 Fourth Quarter

2 Forward Looking Statements 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions.  Actual events may differ materially.  Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.”   This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

3 UHS:  A Leading Provider of Equipment Based Solutions 3 Monitors Bariatrics Ventilators IV Pumps Beds / Surfaces Wound Therapy Medical Equipment Fleet of > 0.5 million Units Owned or Managed Nationwide footprint of > 80 offices and 6 centers of excellence serving > 8,600 Customers

Examples of Customers Acute Care Hospitals (~ 4,250) Alternative Care (~ 4,350) Manufacturers (> 200)

UHS’ “Solutions” Approach to Customers Gateway Solutions    Comprehensive Solutions   Vertical Solutions Efficiency Cost Patient Outcomes Peak Need Rental Biomed Services   Asset360TM    BioMed360TM  Wound Care Patient Handling

“Gateway” Solutions Satisfy Peak Need and Fast Response Needs Rental  10% Owned Equipment  90% Winter       Spring        Summer        Fall Hospital Equipment  Needs Peak Need Rental BioMed Services Gateway Solutions also Serve as the Springboard for Other Products

UHS is “Full Time Resident” in the Hospital in Comprehensive Solutions Rental  10% Owned Equipment  90% Winter       Spring        Summer        Fall Hospital Equipment  Needs  Asset360TM   BioMed360TM   Multi-billion $ Addressable Market Capital and Operating Cost Savings Allow Caregivers to Focus on Patient 0% 20% 40% 60% 80% Pre Asset Mgmt Post Asset Mgmt      Improved Equipment                  Utilzation

Comprehensive Programs are More Deeply Penetrated with the Customer and a Channel for Pull Through Opportunities Peak Need  Outsourcing Asset360TM   BioMed360TM Average Revenue per Customer ~$20,000 > $800,000 ~ $150,000 Wound Therapy Services Patient Handling Rental Agreements Equipment Upgrades

"Gateway" & "Comprehensive" Solutions Establish Credibility to Bring "Vertical" Solutions

UHS
Universal | Hospital | Services™

Gateway Solutions	Vertical Solutions	Comprehensive Solutions
Peak Need Rental	Wound Care $1 Billion Market	Asset360™
BioMed Services	Patient Handling $600 million Market	BioMed360™
	Acquisition Opportunities	

Tremendous Capacity for More "Verticals" Via Our Established Infrastructure and ~ 8,600 Customers!

Confidential

9

2010 Outlook  Growth in asset management, patient handling and wound care offset headwinds noted below   Headwinds:  Economy  Hospital census & expense control  Weak Q1 flu season  Health Care Reform uncertainties     Bottom Line:  UHS continues to drive growth despite the messy economic conditions! Forecasted Adj. EBITDA Growth Full Year 2010 10% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations UHS

Liquidity Remains Robust Additional Commitment  = ~ $25 $195 Bank Line (as of September 30th) Available Liquidity               = ~ $120 Used = ~ $50 Borrowing Base = $170 (Includes LOCs of $4) Excludes capital lease maturities Debt Maturities $- $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 $195  Revolver

Estimated Guidance ($ in Millions)        4.8x $51  $108 2009 Mid 4’s (absent acquisitions) 5.0x Year-end Leverage $68 $104  2008 $85 - $90 (includes $17 of capital used for a one-time buyout of pre-existing patient handling equipment) Accrual CAPEX  $120 +  2010 E Adjusted EBITDA   Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

Summary Numerous “lines in the water” will continue to drive growth again in 2010 despite continued economic and political headwinds Asset Management Acquisitions Biomed Services Patient Handling Wound Therapy Adjusted EBITDA (000’s) $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $- 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E

Appendix:  Reconciliations Adjusted EBITDA Reconciliation.  Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management and board fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other.  In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures.  Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt.  Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity.  Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use.  A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. LTM Q3 $ in Millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net Cash provided by Operating Activities $ 9.7 $ 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.9 $ 29.8 $ 56.2 $ 56.0 $ 72.0 Changes in Operating Assets and Liabilities 1.4 3.7 (3.5) 0.4 4.1 7.9 2.2 2.3 0.7 6.7 3.6 6.2 (4.4) Other and Non-Cash Expenses 0.9 0.7 (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.1) (28.5) 6.5 6.3 (1.4) Income Tax Expense (1.1) (1.7) 0.1 0.1 0.1 0.3 1.2 0.8 0.6 (9.7) (15.4) (11.5) (4.7) Interest Expense 11.2 18.0 20.7 19.6 18.1 20.2 30.5 31.1 31.6 40.2 46.9 46.5 46.5 EBITDA 22.1 35.9 43.2 48.1 50.8 36.5 68.5 75.0 77.7 38.5 97.8 103.5 108.0 Recapitalization, company sale, stock compensation and severence expenses 5.1 - - 1.6 10.1 14.4 - - - 27.2 - - - Terminated IPO Expenses - - - 1.2 - - - - - - - - - Loss on extinguishment of debt - - - - - 13.3 - - - 23.4 - - - Financing and Reorganization Charges $ 5.1 $ - $ - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ 50.6 $ - $ - $ - Management, Board & Strategic Fees - - 0.3 0.4 0.3 0.3 0.7 0.8 1.6 1.0 1.3 1.3 2.2 Other 2.9 - - - - - - - - (0.7) 0.1 - - Stock Option Expense - - - - - - - - 1.7 3.7 2.5 1.3 5.4 ASC 805 Impact - - - - - - - - - 2.4 2.3 2.0 1.1 Adjusted EBITDA $ 30.1 $ 35.9 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 81.0 $ 95.5 $ 104.0 $ 108.1 $ 116.7 Total Revenue $ 69.4 $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 $ 225.1 $ 264.0 $ 289.1 $ 297.2 $ 310.9 Total Debt & Accrued Interest, Less Cash & Investments * $ 153.8 $ 192.4 $ 199.0 $ 209.2 $ 205.8 $ 276.7 $ 301.9 $ 305.0 $ 315.0 $ 501.1 $ 521.7 $ 522.3 $ 532.4 Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) * 5.1 5.4 4.6 4.1 3.4 4.3 4.4 4.0 3.9 5.2 5.0 4.8 4.6

Other Reconciliations ACCRUAL CAPEX RECONCILIATION YTD LTM Q3 $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2010 Cash used in Investing Activities $ 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 58.2 $ 81.0 - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 3.7 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (4.5) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 5.8 5.8 Accrual CAPEX $ 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 62.6 $ 86.0 ACQUISITIONS Certain Intellamed Assets $ - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - UHS by Parent - - - - - - - (335.1) - - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - - Total Acquisitions $ - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ -